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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   OCTOBER 22, 2004

PAUL MUELLER COMPANY (Exact name of Registrant as specified in its charter)

MISSOURI (State or other jurisdiction of incorporation)	0-4791 (Commission File No.)	44-0520907 (I.R.S. Employer Identification No.)

1600 WEST PHELPS STREET -- P.O. BOX 828 SPRINGFIELD, MISSOURI (Address of principal executive offices)	65801-0828 (Zip Code)

Registrant's telephone number, including area code: (417) 831-3000

NOT APPLICABLE (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Ace (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Ace (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

On October 22, 2004, Paul Mueller Company issued a Press Release announcing its financial results for the third quarter ended September 30, 2004. A copy of the Press Release is being furnished as Exhibit 99.1 of this Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.
	(c)	Exhibits
		Exhibit No.		Page No.
		99.1	Press Release dated October 22, 2004, announcing quarterly financial results for the quarter ended September 30, 2004.	3

SIGNATURES
Pursuant to the requirements of The Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAUL MUELLER COMPANY
DATE: October 22, 2004	/S/ DONALD E. GOLIK Donald E. Golik, Senior Vice President and Chief Financial Officer

EXHIBIT 99.1

IMMEDIATE RELEASE	TRADED: The Nasdaq Stock Market (MUEL)
FRIDAY, OCTOBER 22, 2004	FOR FURTHER INFORMATION CONTACT: Donald E. Golik Springfield, Missouri (417) 831-3000

SPRINGFIELD, MISSOURI -- PAUL MUELLER COMPANY TODAY RELEASED ITS THIRD QUARTER REPORT FOR THE PERIOD ENDED SEPTEMBER, 2004, AS FOLLOWS:

Paul Mueller Company and Subsidiaries
_________________________________________________________________

NINE-MONTH REPORT
_________________________________________________________________
(Unaudited)

CONSOLIDATED SUMMARIES OF OPERATIONS
	Three Months Ended September 30		Nine Months Ended September 30		Twelve Months Ended September 30
Net Sales Income (Loss) from Operations before Taxes Tax Provision (Benefit) Net Income (Loss) Earnings (Loss) per Common Share -- Basic Diluted	2004 $ 33,948,000 $ (600,000) 4,724,000 $ (5,324,000) $ (4.55) $ (4.55)	2003 $ 29,720,000 $ 1,478,000 461,000 $ 1,017,000 $ 0.87 $ 0.86	2004 $ 77,649,000 $ (7,090,000) 2,330,000 $ (9,420,000) $ (8.05) $ (8.05)	2003 $ 87,260,000 $ 4,218,000 1,499,000 $ 2,719,000 $ 2.33 $ 2.31	2004 $107,155,000 $ (8,625,000) 1,495,000 $ (10,120,000) $ (8.66) $ (8.66)	2003 $123,618,000 $ 7,490,000 2,554,000 $ 4,936,000 $ 4.23 $ 4.19
NOTE: 1)

A non-cash charge of $5,047,000 was recorded during the third quarter of 2004 to establish a valuation allowance for all of the Company's net deferred tax assets as of September 30, 2004. The charge has been included in the tax provisions in the accompanying Consolidated Summaries of Operations for the three-month, nine-month, and twelve-month periods ended September 30, 2004. The Company incurred a consolidated cumulative loss before tax of $2,646,000 for the three-year period ended September 30, 2004. The Company believes that it will generate sufficient taxable income in the future to utilize the net deferred tax assets. However, in accordance with Statement of Financial Accounting Standards No. 109 -- "Accounting for Income Taxes," a valuation allowance is required for net deferred tax assets in such circumstances unless the ultimate realization of these net deferred tax assets is more likely than not. The consolidated cumulative loss before tax is attributable principally to LIFO provisions recorded during the three-year period, which reduced taxable income by $3,701,000. The significant increase in stainless steel prices during 2003 and 2004 was the primary reason for the LIFO provisions.

FINANCIAL HIGHLIGHTS

	September 30 2004	December 31 2003
Total Assets Working Capital Current Ratio Net Worth Book Value per Share Backlog	$60,715,000 $ 4,944,000 1.14 : 1 $17,704,000 $ 14.86 $52,541,000	$67,655,000 $10,723,000 1.34 : 1 $29,247,000 $ 24.50 $38,612,000